UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2011

SMART MODULAR TECHNOLOGIES (WWH), INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands

(State or Other Jurisdiction

of Incorporation)

000-51771	20-2509518
(Commission File Number)	(IRS Employer Identification No.)

39870 Eureka Drive Newark, CA	94560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 12, 2011, SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”), a Cayman Islands exempted company, held an extraordinary general meeting of shareholders to submit the following proposals to a vote of shareholders: (i) to approve as a special resolution the authorization, approval and adoption of the Agreement and Plan of Merger, dated April 26, 2011 (the “Merger Agreement”) by and among the Company, Saleen Holdings, Inc., a Cayman Islands exempted company (“Parent”) and Saleen Acquisition, Inc., a Cayman Islands exempted company (“Merger Sub”), whereby Merger Sub will be merged with and into the Company pursuant to a plan of merger (the “Plan of Merger”) and the separate corporate existence of Merger Sub will thereupon cease, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”) and such other actions as may be necessary to effectuate the transactions contemplated thereby, including the Merger (such special resolution, the “Merger Proposal”) and (ii) to hold an advisory (nonbinding) vote on the compensation of our executive officers that is based on or otherwise relates to the Merger, as described in the proxy statement filed with the Securities and Exchange Commission on July 12, 2011. The approval of the Merger Proposal required the affirmative vote of the holders of at least two thirds of our ordinary shares attending the extraordinary general meeting voting in person or by proxy. The affirmative vote of the holders of a majority of the votes cast at the extraordinary general meeting and entitled to vote thereon was required to approve, by an advisory vote, the compensation of our executive officers that is based on or otherwise relates to the Merger. No vote was taken on the proposal to adjourn the extraordinary general meeting because there were sufficient votes at the time of the extraordinary general meeting to approve the Merger Proposal.

At the extraordinary general meeting, the shareholders approved the Merger Proposal and approved, by an advisory vote, the compensation of our executive officers that is based on or otherwise relates to the Merger, by the votes set forth below:

Proposal 1: Approval of the Merger Proposal

Votes For	Votes Against	Abstentions
48,187,494	403,636	5,451

Proposal 2: Advisory Vote on Merger-Related Compensation

Votes For	Votes Against	Abstentions
44,701,853	3,314,709	580,019

The Merger is on plan to close in the third calendar quarter of 2011 as previously communicated with August 26th being the current target to coincide with the end of the Company’s fiscal year. Completion of the Merger remains subject to the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Item 8.01.	Other Events

On August 12, 2011, SMART issued a press release announcing that the shareholders of SMART had approved the Merger Proposal, and the advisory (non-binding) proposal on compensation of the Company’s executive officers that is based on, or otherwise relates to, the Merger, at the extraordinary general meeting of shareholders of SMART held on August 12, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 8.01.

Cautionary Statements Regarding Forward-Looking Statements.

This communication contains forward-looking statements that involve numerous risks and uncertainties. All forward-looking statements included in this document are based on information available to SMART on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual events or the results to be materially different from expected events or historical results and/or from any future results or events or outcomes expressed or implied by such forward-looking statements. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the intended Merger or on our results of operations or financial condition. Accordingly, the Merger may not occur and actual events and results may differ materially and adversely from those expressed in or implied from any forward-looking statements. Neither SMART nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual events or results to differ materially from those in any such forward-looking statements, many of which factors are beyond SMART’s control. These factors include but are not limited to: failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. SMART undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to SMART’s most recent Form 10-K, Form 10-Qs and 8-K reports filed with the SEC. Risks as outlined in these reports may not constitute all factors that could cause actual events or results to differ materially from those discussed in any forward-looking statements. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the transaction or on the Company or its results. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Item No.	Description

99.1	Press Release of SMART Modular Technologies (WWH), Inc., dated August 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.
(Registrant)

Date: August 15, 2011	By:	/s/ IAIN MACKENZIE
Iain MacKenzie
President & Chief Executive Officer

Exhibit Index

Item No.	Description

99.1	Press Release of SMART Modular Technologies (WWH), Inc., dated August 12, 2011.